Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2003

Table of Contents

Reported Basis

Consolidated Balance Sheets	1

Loans and Leases and Deposits	2

Consolidated Average Balance Sheets	3

Consolidated Quarterly Net Interest Margin Analysis	4

Selected Quarterly Income Statement Data	5

Quarterly Loan Loss Reserve and Net Charge-Off Analysis	6

Quarterly Non-Performing Assets and Past Due Loans and Leases	7

Quarterly Stock Summary, Capital, and Other Data	8

Quarterly Operating Lease Performance	9

Consolidated Annual Average Balance Sheets and Net Interest Margin Analysis	10-11

Selected Annual Income Statement Data	12

Annual Loan Loss Reserve and Net Charge-Off Analysis	13

Annual Non-Performing Assets and Past Due Loans and Leases	14

Note:
The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,	Change December '03 vs. '02
(in thousands)	2003	2002	Amount	Percent
Assets
Cash and due from banks	$899,689	$969,483	$(69,794)	(7.2)%
Federal funds sold and securities purchased under resale agreements	96,814	49,280	47,534	96.5
Interest bearing deposits in banks	33,627	37,300	(3,673)	(9.8)
Trading account securities	7,589	241	7,348	N.M.
Mortgage loans held for sale	226,729	528,379	(301,650)	(57.1)
Securities available for sale — at fair value	4,925,232	3,403,369	1,521,863	44.7
Investment securities — fair value $3,937 and $7,725, respectively	3,828	7,546	(3,718)	(49.3)
Total loans and leases(1)	21,075,118	18,587,403	2,487,715	13.4
Less allowance for loan and lease losses	335,254	336,648	(1,394)	(0.4)

Net loans and leases	20,739,864	18,250,755	2,489,109	13.6

Operating lease assets	1,260,440	2,200,525	(940,085)	(42.7)
Bank owned life insurance	927,671	886,214	41,457	4.7
Premises and equipment	349,712	341,366	8,346	2.4
Goodwill and other intangible assets	217,009	218,567	(1,558)	(0.7)
Customers’ acceptance liability	9,553	16,745	(7,192)	(43.0)
Accrued income and other assets	786,047	618,162	167,885	27.2

Total Assets	$30,483,804	$27,527,932	$2,955,872	10.7%

Liabilities and Shareholders’ Equity
Total deposits(1)	$18,487,395	$17,499,326	$988,069	5.6%
Short-term borrowings	1,452,304	2,141,016	(688,712)	(32.2)
Bank acceptances outstanding	9,553	16,745	(7,192)	(43.0)
Federal Home Loan Bank Advances	1,273,000	1,013,000	260,000	25.7
Subordinated notes	990,470	738,678	251,792	34.1
Other long-term debt	4,544,509	2,495,123	2,049,386	82.1
Company obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding solely junior subordinated debentures of the Parent Company(2)	—	300,000	(300,000)	(100.0)
Accrued expenses and other liabilities	1,451,571	1,134,251	317,320	28.0

Total Liabilities	28,208,802	25,338,139	2,870,663	11.3

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 229,008,088 and 232,878,851 shares, respectively	2,483,542	2,484,421	(879)	(0.0)
Less 28,858,167 and 24,987,404 treasury shares, respectively	(548,576)	(475,399)	(73,177)	15.4
Accumulated other comprehensive income	2,678	62,300	(59,622)	(95.7)
Retained earnings	337,358	118,471	218,887	N.M.

Total Shareholders’ Equity	2,275,002	2,189,793	85,209	3.9

Total Liabilities and Shareholders’ Equity	$30,483,804	$27,527,932	$2,955,872	10.7%

(1)	See Page 2 for detail of Loans and Deposits.
(2)	In accordance with FIN 46, capital securities issued by Huntington Capital I and II, previously regarded as consolidated subsidiary trusts, are no longer reflected in Huntington’s balance sheet. The related parent company debt to these entities is reported in Subordinated notes.

N.M. — Not Meaningful

Huntington Bancshares Incorporated
Loans, Leases and Deposits

Loans and Leases (Direct Financing and Operating) (in thousands)

	December 31, 2003		December 31, 2002
By Type	Balance	%	Balance	%
Commercial	$5,313,517	23.8	$5,608,443	27.0
Commercial real estate	4,172,083	18.7	3,722,992	17.9

Total Commercial and Commercial Real Estate	9,485,600	42.5	9,331,435	44.9

Consumer
Automobile loans	2,991,642	13.4	3,041,954	14.6
Automobile leases	1,902,170	8.5	873,599	4.2
Home equity	3,792,189	17.0	3,198,487	15.4
Residential mortgage	2,530,665	11.3	1,746,177	8.4
Other loans	372,852	1.7	395,751	1.9

Total Consumer	11,589,518	51.9	9,255,968	44.5

Total Loans and Direct Financing Leases	21,075,118	94.4	18,587,403	89.4
Operating Lease Assets	1,260,440	5.6	2,200,525	10.6

Total	$22,335,558	100.0	$20,787,928	100.0

By Business Segment

Regional Banking
Central Ohio / West Virginia	$5,453,855	24.4	$4,823,142	23.2
Northern Ohio	2,575,793	11.5	2,606,688	12.5
Southern Ohio / Kentucky	1,676,790	7.5	1,505,494	7.2
West Michigan	2,077,035	9.3	1,871,239	9.0
East Michigan	1,268,423	5.7	1,191,665	5.7
Indiana	730,620	3.3	682,579	3.3

Total Regional Banking	13,782,516	61.7	12,680,807	60.9

Dealer Sales	7,058,563	31.6	6,882,395	33.1
Private Financial Group	1,298,843	5.8	1,061,528	5.1
Treasury / Other	195,636	0.9	163,198	0.9

Total Loans and Leases	$22,335,558	100.0	$20,787,928	100.0

Deposit Liabilities (in thousands)

	December 31, 2003		December 31, 2002
By Type	Balance	%	Balance	%
Demand deposits
Non-interest bearing	$2,986,992	16.2	$3,058,044	17.5
Interest bearing	6,411,380	34.7	5,389,920	30.8
Savings deposits	2,959,993	16.0	2,851,158	16.3
Retail certificates of deposit	2,461,531	13.3	3,261,403	18.6
Other domestic time deposits	631,205	3.4	694,903	4.0

Total Core Deposits	15,451,101	83.6	15,255,428	87.2

Domestic time deposits of $100,000 or more	789,341	4.3	731,959	4.2
Brokered time deposits and negotiable CDs	1,771,738	9.6	1,092,754	6.2
Foreign time deposits	475,215	2.5	419,185	2.4

Total Deposits	$18,487,395	100.0	$17,499,326	100.0

By Business Segment

Regional Banking
Central Ohio / West Virginia	$5,422,558	29.3	$5,361,063	30.6
Northern Ohio	3,587,861	19.4	3,610,980	20.6
Southern Ohio / Kentucky	1,441,418	7.8	1,365,225	7.8
West Michigan	2,457,318	13.3	2,409,743	13.8
East Michigan	1,988,772	10.8	1,948,252	11.1
Indiana	648,205	3.5	603,854	3.5

Total Regional Banking	15,546,132	84.1	15,299,117	87.4

Dealer Sales	71,249	0.4	58,249	0.3
Private Financial Group	1,162,969	6.3	937,997	5.4
Treasury / Other(1)	1,707,045	9.2	1,203,963	6.9

Total Deposits	$18,487,395	100.0	$17,499,326	100.0

(1) Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated Consolidated Quarterly Average Balance Sheets (in millions)

	2003				2002
Fully Tax Equivalent Basis(1)	Fourth	Third	Second	First	Fourth	Third	Second	First
Assets
Interest bearing deposits in banks	$32	$33	$45	$37	$34	$35	$29	$34
Trading account securities	11	11	23	12	9	7	6	5
Federal funds sold and securities purchased under resale agreements	117	103	69	57	83	76	68	62
Mortgages held for sale	295	898	602	459	467	267	174	381
Securities:
Taxable	4,081	3,646	3,382	3,014	3,029	2,953	2,735	2,713
Tax exempt	421	362	275	274	234	108	96	101

Total Securities	4,502	4,008	3,657	3,288	3,263	3,061	2,831	2,814

Loans and Leases:
Commercial	5,382	5,380	5,626	5,623	5,555	5,504	5,616	6,047
Real Estate
Construction	1,297	1,258	1,239	1,187	1,070	1,247	1,258	1,290
Commercial	2,830	2,744	2,621	2,565	2,601	2,315	2,232	2,363
Consumer
Automobile loans	3,529	3,594	2,830	3,079	2,939	2,764	2,569	2,700
Automobile leases	1,802	1,590	1,306	1,006	759	461	164	92

Automobile loans and leases	5,331	5,184	4,136	4,085	3,698	3,225	2,733	2,792

Home equity	3,678	3,503	3,359	3,238	3,166	3,060	2,907	3,206
Residential mortgage	2,501	2,075	1,887	1,832	1,694	1,486	1,385	1,180
Other loans	387	367	379	389	399	406	415	483

Total Consumer	11,897	11,129	9,761	9,544	8,957	8,177	7,440	7,661

Total Loans and Leases	21,406	20,511	19,247	18,919	18,183	17,243	16,546	17,361

Allowance for loan and lease losses	384	363	338	349	386	367	357	371

Net loans and leases	21,022	20,148	18,909	18,570	17,797	16,876	16,189	16,990

Total earning assets	26,363	25,564	23,643	22,772	22,039	20,689	19,654	20,657

Operating lease inventory	1,355	1,565	1,802	2,076	2,328	2,597	2,842	2,976
Cash and due from banks	817	804	735	740	717	763	722	819
Intangible assets	217	218	218	218	225	202	213	536
All other assets	2,021	2,062	2,005	1,967	1,938	1,905	1,895	1,905

Total Assets	$30,389	$29,850	$28,065	$27,424	$26,861	$25,789	$24,969	$26,522

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits	$3,131	$3,218	$3,046	$2,958	$2,955	$2,868	$2,739	$3,041
Interest bearing demand deposits	6,466	6,558	6,100	5,597	5,305	5,269	4,923	5,148
Savings deposits	2,824	2,808	2,804	2,771	2,746	2,766	2,808	3,097
Retail certificates of deposit	2,492	2,561	2,798	2,963	3,305	3,453	3,509	4,222
Other domestic time deposits	631	656	673	682	702	714	718	799

Total core deposits	15,544	15,801	15,421	14,971	15,013	15,070	14,697	16,307

Domestic time deposits of $100,000 or more	828	803	808	769	730	777	843	1,046
Brokered time deposits and negotiable CDs	1,851	1,421	1,241	1,155	1,057	907	649	302
Foreign time deposits	522	536	426	514	409	370	296	270

Total deposits	18,745	18,561	17,896	17,409	17,209	17,124	16,485	17,925

Short-term borrowings	1,433	1,393	1,635	1,947	2,115	1,793	1,636	1,748
Federal Home Loan Bank advances	1,273	1,273	1,267	1,216	848	228	14	17
Subordinated notes and other long-term debt, including preferred capital securities	5,432	5,197	4,010	3,570	3,380	3,281	3,375	3,433

Total interest bearing liabilities	23,752	23,206	21,762	21,184	20,597	19,558	18,771	20,082

All other liabilities	1,278	1,187	1,106	1,116	1,146	1,149	1,181	1,089
Shareholders’ equity	2,228	2,239	2,151	2,166	2,163	2,214	2,278	2,310

Total Liabilities and Shareholders’ Equity	$30,389	$29,850	$28,065	$27,424	$26,861	$25,789	$24,969	$26,522

(1) Fully tax equivalent yields are calculated assuming a 35% tax rate. See page 5 for the fully taxable equivalent adjustment.

Huntington Bancshares Incorporated Consolidated Quarterly Net Interest Margin Analysis (in millions)

	Average Rates(3)
	2003				2002
Fully Tax Equivalent Basis(1)	Fourth	Third	Second	First	Fourth	Third	Second	First
Assets
Interest bearing deposits in banks	1.52%	1.38%	1.58%	1.61%	1.93%	2.06%	2.44%	1.96%
Trading account securities	2.39	4.70	4.15	4.63	3.37	4.95	5.37	2.79
Federal funds sold and securities purchased under resale agreements	1.30	1.92	2.19	2.14	1.83	1.40	1.51	1.43
Mortgages held for sale	5.31	5.16	5.42	5.56	5.84	6.57	7.07	6.51
Securities:
Taxable	4.25	4.23	4.59	5.17	5.53	6.01	6.33	6.43
Tax exempt	6.97	6.85	7.29	7.22	7.15	7.52	7.69	7.76

Total Securities	4.50	4.46	4.79	5.34	5.64	6.07	6.37	6.48

Loans and Leases:(2)
Commercial	4.82	4.84	5.26	5.40	5.59	5.69	5.67	5.58
Real Estate
Construction	4.24	4.17	4.07	4.06	4.15	4.60	5.06	4.93
Commercial	4.99	5.22	5.28	5.60	5.79	6.17	6.39	6.66
Consumer
Automobile loans	6.90	7.19	7.74	7.85	8.32	8.62	8.92	8.87
Automobile leases	4.98	4.99	4.69	6.04	5.93	7.78	4.72	4.69

Automobile loans and leases	6.25	6.51	6.78	7.40	7.83	8.50	8.67	8.73

Home equity	4.87	5.09	5.02	5.17	5.64	5.83	6.00	6.39
Residential mortgage	5.20	5.32	5.76	5.95	6.06	6.27	6.46	6.89
Other loans	7.19	7.38	7.22	6.60	7.21	7.66	7.70	7.75

Total Consumer	5.64	5.87	5.99	6.33	6.69	7.05	7.16	7.40

Total Loans and Leases	5.26	5.41	5.56	5.82	6.08	6.32	6.39	6.48

Total earning assets	5.11%	5.23%	5.42%	5.72%	5.99%	6.26%	6.37%	6.46%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits Interest bearing demand deposits	0.91%	1.04%	1.39%	1.43%	1.54%	1.74%	1.80%	1.76%
Savings deposits	1.22	1.35	1.55	1.85	1.69	1.77	1.79	1.83
Retail certificates of deposit	3.54	3.51	3.75	3.87	4.36	4.37	4.51	4.98
Other domestic time deposits	3.69	3.89	3.85	4.00	4.19	4.37	4.48	4.76

Total core deposits	1.65	1.76	2.09	2.27	2.50	2.64	2.75	2.98

Domestic time deposits of $100,000 or more	2.37	2.32	2.55	2.76	2.64	3.27	3.12	3.04
Brokered time deposits and negotiable CDs	1.52	1.63	1.79	1.98	2.25	2.37	2.48	2.48
Foreign time deposits	0.75	0.85	1.03	1.06	1.29	1.43	1.38	1.91

Total deposits	1.64	1.75	2.06	2.23	2.45	2.63	2.73	2.96

Short-term borrowings	0.78	0.85	1.06	1.16	1.40	1.44	1.51	1.98
Federal Home Loan Bank advances	2.24	1.81	1.76	1.84	1.99	2.02	5.89	6.02
Subordinated notes and other long-term debt, including preferred capital securities	2.63	2.78	2.85	3.12	3.52	3.70	3.64	3.79

Total interest bearing liabilities	1.85%	1.93%	2.11%	2.26%	2.50%	2.69%	2.79%	3.01%

Net interest rate spread	3.26%	3.30%	3.31%	3.46%	3.49%	3.57%	3.58%	3.45%
Impact of non-interest bearing funds on margin	0.16	0.16	0.16	0.17	0.13	0.12	0.12	0.08

Net Interest Margin	3.42%	3.46%	3.47%	3.63%	3.62%	3.69%	3.70%	3.53%

(1)	Fully tax equivalent yields are calculated assuming a 35% tax rate. See page 5 for the fully taxable equivalent adjustment.
(2)	Individual loan and lease components include applicable fees.
(3)	Loan and lease and deposit average rates include impact of applicable derivatives.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data

	2003				2002
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Third	Second	First
Net Interest Income	$224,315	$220,471	$202,441	$201,759	$199,179	$191,265	$180,261	$178,869
Provision for loan and lease losses	26,341	51,615	49,193	36,844	51,236	54,304	49,876	39,010

Net Interest Income After Provision for Loan and Lease Losses	197,974	168,856	153,248	164,915	147,943	136,961	130,385	139,859

Operating lease income	105,307	117,624	128,574	138,193	149,259	160,164	171,617	176,034
Service charges on deposit accounts	44,763	42,294	40,914	39,869	41,435	37,706	35,608	38,815
Trust services	15,793	15,365	15,580	14,911	15,306	14,997	16,247	15,501
Brokerage and insurance income	14,344	13,807	14,196	15,497	13,941	13,664	16,899	17,605
Mortgage banking	9,677	30,193	7,185	11,125	5,530	2,594	7,835	16,074
Bank Owned Life Insurance income	10,410	10,438	11,043	11,137	10,722	10,723	10,722	10,956
Other service charges and fees	9,237	10,499	11,372	10,338	10,890	10,837	10,529	10,632
Gain on sales of automobile loans	16,288	—	13,496	10,255	—	—	—	—
Gain on sale of branch offices	—	13,112	—	—	—	—	—	—
Securities gains (losses)	1,280	(4,107)	6,887	1,198	2,339	1,140	966	457
Gain on sale of Florida Operations	—	—	—	—	—	—	—	182,470
Merchant Services gain	—	—	—	—	—	24,550	—	—
Other	19,411	23,543	27,704	20,401	22,433	22,227	18,291	13,989

Total Non-Interest Income	246,510	272,768	276,951	272,924	271,855	298,602	288,714	482,533

Personnel costs	115,762	113,170	105,242	113,089	110,231	100,662	99,115	108,029
Operating lease expense	85,609	93,134	102,939	111,588	120,747	125,743	131,695	140,785
Outside data processing and other services	15,957	17,478	16,104	16,579	17,209	15,128	16,592	18,439
Equipment	16,840	16,328	16,341	16,412	17,337	17,378	16,659	16,949
Net occupancy	14,925	15,570	15,377	16,609	13,370	14,676	14,504	16,989
Professional services	12,175	11,116	9,872	9,285	9,111	9,680	7,864	6,430
Marketing	6,895	5,515	8,454	6,626	6,186	7,491	7,231	7,003
Telecommunications	5,272	5,612	5,394	5,701	5,714	5,609	5,320	6,018
Loss on early extinguishment of debt	15,250	—	—	—	—	—	—	—
Printing and supplies	3,417	3,658	2,253	3,681	3,999	3,679	3,683	3,837
Amortization of intangibles	204	204	204	204	204	204	235	1,376
Restrucuturing (releases) charges	(351)	—	(5,315)	(1,000)	(7,211)	—	—	56,184
Other	25,510	18,397	20,168	16,705	32,412	19,246	20,848	19,557

Total Non-Interest Expense	317,465	300,182	297,033	315,479	329,309	319,496	323,746	401,596

Income Before Income Taxes	127,019	141,442	133,166	122,360	90,489	116,067	95,353	220,796
Income taxes	33,758	37,230	36,676	30,630	21,226	28,052	24,375	125,321

Income before cumulative effect of change in accounting principle	93,261	104,212	96,490	91,730	69,263	88,015	70,978	95,475
Cumulative effect of change in accounting principle, net of tax(1)	—	(13,330)	—	—	—	—	—	—

Net Income	$93,261	$90,882	$96,490	$91,730	$69,263	$88,015	$70,978	$95,475

Per Common Share
Income before cumulative effect of change in accounting principle — Diluted	$0.40	$0.45	$0.42	$0.39	$0.29	$0.36	$0.29	$0.38
Net Income — Diluted	$0.40	$0.39	$0.42	$0.39	$0.29	$0.36	$0.29	$0.38
Cash Dividends Declared	$0.175	$0.175	$0.16	$0.16	$0.16	$0.16	$0.16	$0.16

Return on:
Average total assets(2)	1.22%	1.39%	1.38%	1.36%	1.02%	1.35%	1.14%	1.46%
Average total shareholders’ equity(2)	16.6%	18.5%	18.0%	17.2%	12.7%	15.8%	12.5%	16.8%
Net interest margin(3)	3.42%	3.46%	3.47%	3.63%	3.62%	3.69%	3.70%	3.53%
Efficiency ratio(4)	67.1%	60.0%	62.5%	66.3%	69.9%	65.2%	69.0%	60.4%
Effective tax rate	26.6%	26.3%	27.5%	25.0%	23.5%	24.2%	25.6%	56.8%

Revenue — Fully Taxable Equivalent (FTE)
Net Interest Income	$224,315	$220,471	$202,441	$201,759	$199,179	$191,265	$180,261	$178,869
Tax Equivalent Adjustment(3)	2,954	2,558	2,076	2,096	1,869	1,096	1,071	1,169

Net Interest Income	227,269	223,029	204,517	203,855	201,048	192,361	181,332	180,038
Non-Interest Income	246,510	272,768	276,951	272,924	271,855	298,602	288,714	482,533

Total Revenue	$473,779	$495,797	$481,468	$476,779	$472,903	$490,963	$470,046	$662,571

Total Revenue Excluding Securities Gains (Losses)	$472,499	$499,904	$474,581	$475,581	$470,564	$489,823	$469,080	$662,114

(1)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.
(2)	Based on income before cumulative effect of change in accounting principle, net of tax.
(3)	Calculated assuming a 35% tax rate.
(4)	Non-interest expense less amortization of intangible assets divided by the sum of fully taxable equivalent net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Loan and Lease Loss Reserve and Net Charge-off Analysis

	2003				2002
(in thousands)	Fourth	Third	Second	First	Fourth	Third	Second	First
Allowance for Loan and Leases Losses, Beginning of Period	$370,135	$340,947	$337,017	$336,648	$371,033	$351,696	$340,851	$369,332
Loan and lease losses	(68,023)	(43,261)	(49,985)	(40,265)	(93,890)	(43,748)	(45,728)	(50,986)
Recoveries of loans previously charged off	12,880	10,487	8,929	7,429	10,732	9,963	8,731	8,014

Net loan and lease losses	(55,143)	(32,774)	(41,056)	(32,836)	(83,158)	(33,785)	(36,997)	(42,972)

Provision for loan and lease losses	26,341	51,615	49,193	36,844	51,236	54,304	49,876	39,010
Allowance of assets purchased / (sold)	(6,079)	—	(3,477)	(2,981)	—	1,264	—	(22,297)
Allowance of securitized loans(1)	—	10,347	(730)	(658)	(2,463)	(2,446)	(2,034)	(2,222)

Allowance for Loan and Lease Losses, End of Period	$335,254	$370,13	5 $340,94	7 $337,01	7 $336,64	8 $371,03	3 $351,69	6 $340,851

Allowance for loan and lease losses as a % of total loans and leases	1.59%	1.75%	1.79%	1.78%	1.81%	2.08%	2.10%	2.10%
Allowance for loan and lease losses as a % of non-performing loans and leases	444%	304%	284%	266%	263%	182%	166%	155%
Allowance for loan and lease losses as a % of non-performing assets	384%	270%	255%	239%	246%	173%	158%	151%

Net Charge-offs by Loan and Lease Type

Commercial	$31,186	$12,222	$26,546	$14,904	$59,811	$16,837	$21,528	$19,586
Commercial real estate	5,743	3,621	607	546	7,536	4,085	2,037	3,983

Total commercial and commercial real estate	36,929	15,843	27,153	15,450	67,347	20,922	23,565	23,569

Consumer
Automobile loans	11,346	10,773	7,524	10,623	10,398	8,602	7,356	12,760
Automobile leases	1,936	1,450	1,422	920	730	202	498	—

Automobile loans and leases	13,282	12,223	8,946	11,543	11,128	8,804	7,854	12,760

Home equity	3,464	3,416	3,671	4,053	3,526	2,934	3,096	3,950
Residential mortgage	174	246	267	145	72	123	555	122
Other loans	1,294	1,046	1,019	1,645	1,085	1,002	1,927	2,571

Total consumer	18,214	16,931	13,903	17,386	15,811	12,863	13,432	19,403

Total Net Charge-offs	$55,143	$32,774	$41,056	$32,836	$83,158	$33,785	$36,997	$42,972

Net Charge-offs — Annualized Percentages

Commercial	2.32%	0.91%	1.89%	1.06%	4.31%	1.21%	1.54%	1.31%
Commercial real estate	0.56	0.36	0.06	0.06	0.82	0.45	0.23	0.44

Total commercial and commercial real estate	1.55	0.68	1.14	0.66	2.92	0.92	1.20	0.99

Consumer
Automobile loans	1.29	1.20	1.06	1.38	1.42	1.23	1.15	1.92
Automobile leases	0.43	0.36	0.44	0.37	0.38	0.17	1.22	—

Automobile loans and leases	1.00	0.94	0.87	1.13	1.20	1.08	1.15	1.85

Home equity	0.38	0.39	0.44	0.50	0.45	0.38	0.43	0.50
Residential mortgage	0.03	0.05	0.06	0.03	0.02	0.03	0.16	0.04
Other loans	1.34	1.14	1.08	1.69	1.09	0.98	1.86	2.16

Total consumer	0.61	0.61	0.57	0.73	0.71	0.62	0.72	1.03

Net Charge-offs as a % of Average Loans	1.03%	0.64%	0.85%	0.69%	1.83%	0.78%	0.90%	1.00%

(1) The third quarter 2003 includes the reserve for loan losses associated with automobile loans contained in one of Huntington’s securitization trusts consolidated as a result of the adoption of FASB Interpretation No. 46 on July 1, 2003.

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases

	2003				2002
(in thousands)	Fourth	Third	Second	First	Fourth	Third	Second	First
Non-accrual loans and leases:
Commercial	$43,387	$82,413	$86,021	$94,754	$91,861	$147,392	$156,252	$162,959
Commercial real estate	22,399	30,545	22,398	22,585	26,765	47,537	45,795	43,295
Residential mortgage	9,695	8,923	11,735	9,302	9,443	8,488	8,776	11,896

Total Nonaccrual Loans and Leases	75,481	121,881	120,154	126,641	128,069	203,417	210,823	218,150
Renegotiated loans	—	—	—	—	—	37	1,268	1,268

Total Non-Performing Loans and Leases	75,481	121,881	120,154	126,641	128,069	203,454	212,091	219,418
Other real estate, net	11,905	15,196	13,568	14,084	8,654	10,675	11,146	6,112

Total Non-Performing Assets	$87,386	$137,077	$133,722	$140,725	$136,723	$214,129	$223,237	$225,530

Non-performing loans and leases as a % of total loans and leases	0.36%	0.58%	0.63%	0.67%	0.69%	1.14%	1.26%	1.35%
Non-performing assets as a % of total loans and leases and other real estate	0.41%	0.65%	0.70%	0.74%	0.74%	1.20%	1.33%	1.39%

Accruing loans and leases past due 90 days or more	$55,913	$66,060	$55,287	$57,241	$61,526	$57,337	$47,663	$51,446

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.27%	0.31%	0.29%	0.30%	0.33%	0.32%	0.28%	0.32%

	2003				2002
(in thousands)	Fourth	Third	Second	First	Fourth	Third	Second	First
Non-Performing Assets, Beginning of Period	$137,077	$133,722	$140,725	$136,723	$214,129	$223,237	$225,530	$227,493
New non-performing assets	38,367	52,213	83,104	48,359	65,506	47,275	73,002	74,446
Returns to accruing status	(454)	(319)	(9,866)	(5,993)	(12,658)	(380)	(337)	(3,749)
Loan and lease losses	(39,657)	(22,090)	(30,204)	(17,954)	(72,767)	(25,480)	(28,297)	(26,072)
Payments	(22,710)	(18,905)	(26,831)	(15,440)	(28,500)	(26,308)	(44,303)	(37,663)
Sales	(25,237)	(7,544)	(23,206)	(4,970)	(28,987)	(4,215)	(2,358)	(8,925)

Non-Performing Assets, End of Period	$87,386	$137,077	$133,722	$140,725	$136,723	$214,129	$223,237	$225,530

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data

Quarterly Common Stock Summary

	2003				2002
	Fourth	Third	Second	First	Fourth	Third	Second	First
Common Stock Price
High	$22.550	$20.890	$21.540	$19.800	$19.980	$20.430	$21.770	$20.310
Low	19.850	19.220	18.030	17.780	16.160	16.000	18.590	16.660
Close	22.500	19.850	19.510	18.590	18.710	18.190	19.420	19.700
Average Closing Price	21.584	20.199	19.790	18.876	18.769	19.142	20.089	18.332

Dividends
Cash dividends declared on common stock	$0.175	$0.175	$0.1	$0.16	$0.1	$0.16	$0.16	$0.16

Common shares outstanding (000s)
Average — Basic	228,902	228,715	228,633	231,355	233,581	239,925	246,106	250,749
Average — Diluted	231,986	230,966	230,572	232,805	235,083	241,357	247,867	251,953
Ending	229,008	228,870	228,660	228,642	232,879	237,544	242,920	249,992
Book value per share	$9.93	$9.79	$9.63	$9.43	$9.40	$9.44	$9.32	$9.43

Common Share Repurchase Program (000s)
Number of Shares Repurchased	—	—	—	4,300	4,110	6,262	7,329	1,458

Note: Intra-day and closing stock price quotations were obtained from NASDAQ.

Capital Data — End of Period

	2003				2002
(in millions)	Fourth(1)	Third	Second	First	Fourth	Third	Second	First
Total Risk-Adjusted Assets	$28,211	$27,949	$27,456	$27,337	$27,030	$26,226	$25,200	$24,826
Tier 1 Risk-Based Capital Ratio	8.51%	8.40%	8.35%	8.16%	8.34%	8.82%	9.42%	10.00%
Total Risk-Based Capital Ratio	11.93%	11.19%	11.16%	11.04%	11.25%	11.78%	12.46%	13.15%
Tier 1 Leverage Ratio	7.99%	7.94%	8.25%	8.22%	8.51%	9.06%	9.60%	9.45%
Tangible Equity / Asset Ratio	6.80%	6.78%	7.07%	7.01%	7.22%	7.64%	8.16%	8.77%
Tangible Equity / Risk-Weighted Assets Ratio	7.30%	7.24%	7.23%	7.09%	7.29%	7.71%	8.15%	8.65%

Other Data — End of Period

	2003				2002
	Fourth	Third	Second	First	Fourth	Third	Second	First
Number of employees (full-time equivalent)	7,983	7,906	7,986	8,134	8,177	8,117	8,174	8,342
Number of domestic full-service banking offices(2)	338	337	341	342	343	336	336	339

(1)	Estimated.
(2)	Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance

	2003				2002
	Fourth	Third	Second	First	Fourth	Third	Second	First
Balance Sheet (in millions)
Average operating lease assets outstanding	$1,355	$1,565	$1,802	$2,076	$2,328	$2,597	$2,842	$2,976

Income Statement (in thousands)
Net rental income	$98,223	$109,645	$120,502	$130,274	$139,610	$150,016	$160,658	$165,169
Fees	5,204	5,372	5,414	5,633	7,081	7,220	7,108	7,133
Recoveries — early terminations	1,880	2,607	2,658	2,286	2,568	2,928	3,851	3,732

Total Operating Lease Income	105,307	117,624	128,574	138,193	149,259	160,164	171,617	176,034

Depreciation and residual losses at termination	76,768	83,112	91,387	99,283	106,399	112,900	120,240	124,244
Losses — early terminations	8,841	10,022	11,552	12,305	14,348	12,843	11,455	16,541

Total Operating Lease Expense	85,609	93,134	102,939	111,588	120,747	125,743	131,695	140,785

Net Earnings Contribution	$19,698	$24,490	$25,635	$26,605	$28,512	$34,421	$39,922	$35,249

Earnings ratios(1)
Net rental income	29.0%	28.0%	26.7%	25.1%	24.0%	23.1%	22.6%	22.2%
Depreciation and residual losses at termination	22.7%	21.2%	20.3%	19.1%	18.3%	17.4%	16.9%	16.7%

Definition of terms:

Net rental income includes the lease payments earned on the vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on vehicles where the lessee has defaulted on the operating lease.

(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.

Huntington Bancshares Incorporated Consolidated Average Annual Balance Sheets and Net Interest Margin Analysis (in millions)

	Average Balance
Fully Tax Equivalent Basis(1)	2003	2002	2001	2000	1999
Assets
Interest bearing deposits in banks	$37	$33	$7	$6	$9
Trading account securities	14	7	25	15	13
Federal funds sold and securities purchased under resale agreements	87	72	107	87	22
Mortgages held for sale	564	322	360	109	232
Securities:
Taxable	3,533	2,859	3,144	4,316	4,885
Tax exempt	334	135	174	273	297

Total Securities	3,867	2,994	3,318	4,589	5,182

Loans and Leases:
Commercial	5,502	5,679	6,650	6,450	6,133
Real Estate
Construction	1,246	1,216	1,221	1,184	999
Commercial	2,691	2,378	2,340	2,186	2,234
Consumer
Automobile loans	3,260	2,744	NM	NM	NM
Automobile leases	1,423	452	NM	NM	NM

Automobile loans and leases	4,683	3,196	2,839	3,123	3,535

Home equity	3,446	3,085	3,398	2,990	2,345
Residential mortgage	2,076	1,438	1,048	1,379	1,488
Other loans	380	425	590	530	1,102

Total Consumer	10,585	8,144	7,875	8,022	8,470

Total Loans and Leases	20,024	17,417	18,086	17,842	17,836

Allowance for loan losses	358	374	307	274	280

Net Loans and Leases	19,666	17,043	17,779	17,568	17,556

Total earning assets	24,593	20,845	21,903	22,648	23,294

Operating lease inventory	1,697	2,602	2,970	2,751	2,179
Cash and due from banks	774	757	912	1,008	1,039
Intangible assets	218	293	736	709	682
All other assets	2,020	1,910	1,891	1,729	1,707

Total Assets	$28,944	$26,033	$28,105	$28,571	$28,621

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits	$3,080	$2,902	$3,304	$3,421	$3,497
Interest bearing demand deposits	6,193	5,161	5,005	4,291	4,097
Savings deposits	2,802	2,853	3,478	3,563	3,740
Retail certificates of deposit	2,702	3,619	4,980	4,930	4,791
Other domestic time deposits	660	730	903	942	1,032

Total core deposits	15,437	15,265	17,670	17,147	17,157

Domestic time deposits of $100,000 or more	802	851	1,280	1,502	1,449
Brokered time deposits and negotiable CDs	1,419	731	128	502	238
Foreign time deposits	500	337	283	539	363

Total deposits	18,158	17,184	19,361	19,690	19,207

Short-term borrowings	1,600	1,856	2,099	1,966	2,549
Federal Home Loan Bank advances	1,258	279	19	13	5
Subordinated notes and other long-term debt, including preferred capital securities	4,559	3,335	3,411	4,005	4,120

Total interest bearing liabilities	22,495	19,752	21,586	22,253	22,384

All other liabilities	1,173	1,140	884	705	648
Shareholders’ equity	2,196	2,239	2,331	2,192	2,092

Total Liabilities and Shareholders’ Equity	$28,944	$26,033	$28,105	$28,571	$28,621

(1) Fully tax equivalent yields are calculated assuming a 35% tax rate. See page 12 for the fully taxable equivalent adjustment.

Huntington Bancshares Incorporated
Consolidated Average Annual Balance Sheets and Net Interest Margin Analysis

	Average Rate(3)
Fully Tax Equivalent Basis(1)	2003	2002	2001	2000	1999
Assets
Interest bearing deposits in banks	1.53%	2.38%	3.43%	5.03%	4.04%
Trading account securities	4.02	4.11	5.13	7.11	5.89
Federal funds sold and securities purchased under resale agreements	1.80	1.56	4.19	6.33	5.58
Mortgages held for sale	5.32	6.35	6.95	7.96	7.03
Securities:
Taxable	4.52	6.06	6.58	6.24	6.08
Tax exempt	7.04	7.42	7.49	7.61	7.90

Total Securities	4.73	6.12	6.63	6.33	6.18

Loans and Leases:(2)
Commercial	5.08	5.62	7.22	8.65	7.92
Real Estate
Construction	4.14	4.70	7.08	8.96	8.45
Commercial	5.23	6.20	7.58	8.42	8.15
Consumer
Automobile loans	7.38	8.67	NM	NM	NM
Automobile leases	5.09	5.14	NM	NM	NM

Automobile loans and leases	6.68	8.17	8.94	8.67	8.24

Home equity	5.06	5.96	8.23	8.52	8.40
Residential mortgage	5.50	6.36	7.79	7.77	7.51
Other loans	7.10	7.59	8.41	10.35	10.30

Total Consumer	5.93	6.98	8.44	8.57	8.42

Total Loans and Leases	5.49	6.27	7.79	8.61	8.22

Total earning assets	5.35%	6.23%	7.58%	8.13%	7.75%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits Interest bearing demand deposits	1.18%	1.71%	2.64%	3.30%	2.56%
Savings deposits	1.49	1.77	3.07	4.09	3.36
Retail certificates of deposit	3.68	4.58	5.65	5.72	5.10
Other domestic time deposits	3.86	4.05	5.34	5.52	5.20

Total core deposits	1.94	2.70	3.95	4.52	3.86

Domestic time deposits of $100,000 or more	2.50	3.39	5.22	6.01	5.28
Brokered time deposits and negotiable CDs	1.70	2.36	5.12	6.35	5.40
Foreign time deposits	0.92	1.47	3.82	6.31	5.14

Total deposits	1.91	2.69	4.06	4.77	4.05

Short-term borrowings	0.98	1.56	4.57	5.75	4.48
Federal Home Loan Bank advances	1.94	2.00	6.17	6.32	5.19
Subordinated notes and other long-term debt, including preferred capital securities	2.82	3.70	5.52	6.74	5.59

Total interest bearing liabilities	2.03%	2.75%	4.34%	5.22%	4.38%

Net interest rate spread	3.32%	3.48%	3.24%	2.91%	3.37%
Impact of non-interest bearing funds on margin	0.17%	0.14%	0.05%	0.09%	0.16%

Net Interest Margin	3.49%	3.62%	3.29%	3.00%	3.53%

(1)	Fully tax equivalent yields are calculated assuming a 35% tax rate. See page 12 for the fully taxable equivalent adjustment.
(2)	Individual loan components include applicable fees.
(3)	Loan and deposit average rates include impact of applicable derivatives.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data

(in thousands of dollars, except per share amounts)	2003	2002	2001		2000	1999
Net Interest Income	$848,986	$749,574	$715,288		$670,110	$812,844
Provision for loan and lease losses	163,993	194,426	257,326		61,464	70,335

Net Interest Income After Provision for Loan and Lease Losses	684,993	555,148	457,962		608,646	742,509

Operating lease income	489,698	657,074	691,733		623,835	489,971
Service charges on deposit accounts	167,840	153,564	165,012		161,426	156,783
Trust services	61,649	62,051	60,298		53,613	52,030
Brokerage and insurance income	57,844	62,109	75,013		60,530	51,239
Mortgage banking	58,180	32,033	54,518		32,772	52,960
Bank Owned Life Insurance income	43,028	43,123	41,123		39,544	37,560
Other service charges and fees	41,446	42,888	48,217		43,883	37,301
Gain on sales of automobile loans	40,039	—	—		—	—
Gain on sale of branch offices	13,112	—	—		—	—
Securities gains	5,258	4,902	723		37,101	12,972
Gain on sale of Florida Operations	—	182,470	—		—	—
Merchant Services gain	—	24,550	—		—	—
Gains on sale of credit card portfolio	—	—	—		—	108,530
Other	91,059	76,940	63,305		70,498	55,512

Total Non-Interest Income	1,069,153	1,341,704	1,199,942		1,123,202	1,054,858

Personnel costs	447,263	418,037	454,210		396,230	396,380
Operating lease expense	393,270	518,970	558,626		494,800	346,027
Outside data processing and other services	66,118	67,368	69,692		62,011	62,886
Equipment	65,921	68,323	80,560		78,069	66,666
Net occupancy	62,481	59,539	76,449		75,197	71,939
Professional services	42,448	33,085	32,862		22,721	21,169
Marketing	27,490	27,911	31,057		34,884	32,506
Telecommunications	21,979	22,661	27,984		26,225	28,519
Loss on early extinguishment of debt	15,250	—	—		—	—
Printing and supplies	13,009	15,198	18,367		19,634	20,227
Amortization of intangibles	816	2,019	41,225		39,207	37,296
Restrucuturing (releases) charges	(6,666)	48,973	79,957		—	46,791
Other	80,780	92,063	91,438		34,153	64,373

Total Non-Interest Expense	1,230,159	1,374,147	1,562,427		1,283,131	1,194,779

Income Before Income Taxes	523,987	522,705	95,477		448,717	602,588
Income taxes	138,294	198,974	(39,319	)(2)	126,299	188,433

Income before cumulative effect of change in accounting principle	385,693	323,731	134,796		322,418	414,155
Cumulative effect of change in accounting principle, net of tax(1)	(13,330)	—	—		—	—

Net Income	$372,363	$323,731	$134,796		$322,418	$414,155

Per Common Share
Income before cumulative effect of change in accounting principle — Diluted	$1.67	$1.33	$0.54		$1.29	$1.62
Net Income — Diluted	$1.61	$1.33	$0.54		$1.29	$1.62
Cash Dividends Declared	$0.67	$0.64	$0.72		$0.76	$0.68

Return on:
Average total assets(3)	1.33%	1.24%	0.48%		1.13%	1.45%
Average total shareholders’ equity(3)	17.6%	14.5%	5.8%		14.7%	19.8%
Net interest margin(4)	3.49%	3.62%	3.29%		3.00%	3.53%
Efficiency ratio(5)	63.9%	65.6%	79.2%		70.5%	62.1%
Effective tax rate	26.4%	38.1%	-41.2	%(2)	28.1%	31.3%

Revenue — Fully Taxable Equivalent (FTE)
Net Interest Income	$848,986	$749,574	$715,288		$670,110	$812,844
Tax Equivalent Adjustment(4)	9,684	5,205	6,352		8,310	9,423

Net Interest Income	858,670	754,779	721,640		678,420	822,267
Non-Interest Income	1,069,153	1,341,704	1,199,942		1,123,202	1,054,858

Total Revenue	$1,927,823	$2,096,483	$1,921,582 $		1,801,622	$1,877,125

Total Revenue Excluding Securities Gains	$1,922,565	$2,091,581	$1,920,859		$1,764,521	$1,864,153

(1)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.
(2)	Reflects a $32.5 million reduction related to the issuance of $400 million of REIT subsidiary preferred stock, of which $50 million was issued to the public.
(3)	Based on income before cumulative effect of change in accounting principle, net of tax.
(4)	Calculated assuming a 35% tax rate.
(5)	Non-interest expense less amortization of intangible assets divided by the sum of fully taxable equivalent net interest income and non-interest income excluding securities gains.

Huntington Bancshares Incorporated
Annual Loan and Lease Loss Reserves and Asset Quality

(in thousands)	2003	2002	2000	2001	1999
Allowance for Loan and Lease Losses, Beginning of Year	$336,648	$369,332	$264,929	$273,931	$273,125

Loan and lease losses	(201,534)	(234,352)	(174,540)	(85,825)	(99,082)
Recoveries of loans previously charged off	39,725	37,440	28,271	24,178	29,553

Net Loan and Lease Losses	(161,809)	(196,912)	(146,269)	(61,647)	(69,529)

Provision for loan and lease losses	163,993	194,426	257,326	61,464	70,335
Allowance of assets (sold)/purchased	(12,537)	(21,033)	—	7,900	—
Allowance of securitized loans(1)	8,959	(9,165)	(6,654)	(16,719)	—

Allowance for Loan and Lease Losses, End of Year	$335,254	$336,648	$369,332	$264,929	$273,931

Allowance for loan and lease losses as a % of total loans and leases	1.59%	1.81%	2.00%	1.50%	1.52%
Allowance for loan and lease losses as a % of non- performing loans and leases	444%	263%	167%	282%	330%
Allowance for loan and lease losses as a % of non- performing assets	384%	246%	162%	251%	279%

Net Charge-offs by Loan and Lease Type

Commercial	$84,858	$117,762	$59,568	$13,812	$10,900
Commercial real estate	10,517	17,641	3,729	1,327	1,585

Total commercial and commercial real estate	95,375	135,403	63,297	15,139	12,485

Consumer
Automobile leases and loans	45,994	40,546	55,071	32,280	28,582
Home equity	14,604	13,506	14,588	6,909	6,096
Residential mortgage	832	872	785	1,007	1,136
Other loans	5,004	6,585	12,528	6,312	21,230

Total consumer	66,434	61,509	82,972	46,508	57,044

Total Net Charge-offs	$161,809	$196,912	$146,269	$61,647	$69,529

Net Charge-offs as a Percentage of Average Loans and Leases

Commercial	1.54%	2.07%	0.90%	0.21%	0.18%
Commercial real estate	0.27	0.49	0.10	0.04	0.05

Total commercial and commercial real estate	1.01	1.46	0.62	0.15	0.13

Consumer
Automobile loans and leases	0.98	1.27	1.94	1.03	0.81
Home equity	0.42	0.44	0.43	0.23	0.26
Residential mortgage	0.04	0.06	0.07	0.07	0.08
Other loans	1.32	1.55	2.12	1.19	1.93

Total consumer	0.63	0.76	1.05	0.58	0.67

Net Charge-offs as a % of Average Loans and Leases	0.81%	1.13%	0.81%	0.35%	0.39%

Huntington Bancshares Incorporated
Annual Non-Performing Assets and Past Due Loans and Leases

(in thousands)	2003	2002	2001	2000	1999
Non-accrual loans and leases:
Commercial	$43,387	$91,861	$159,637	$55,804	$42,958
Commercial real estate	22,399	26,765	48,360	26,702	26,916
Residential mortgage	9,695	9,443	11,836	10,174	11,866

Total Nonaccrual Loans and Leases	75,481	128,069	219,833	92,680	81,740
Renegotiated loans	—	—	1,276	1,304	1,330

Total Non-Performing Loans and Leases	75,481	128,069	221,109	93,984	83,070
Other real estate, net	11,905	8,654	6,384	11,413	15,171

Total Non-Performing Assets	$87,386	$136,723	$227,493	$105,397	$98,241

Non-performing loans and leases as a % of total loans and leases	0.36%	0.69%	1.20%	0.53%	0.46%
Non-performing assets as a % of total loans and leases and other real estate	0.41%	0.74%	1.23%	0.60%	0.55%

Accruing loans and leases past due 90 days or more	$55,913	$61,526	$76,013	$66,665	$54,567

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.27%	0.33%	0.41%	0.38%	0.30%

(in thousands)	2003	2002	2001	2000	1999

Non-Performing Assets, Beginning of Period	$136,723	$227,493	$105,397	$98,241	$96,099
New non-performing assets	222,043	260,229	329,882	112,319	106,014
Returns to accruing status	(16,632)	(17,124)	(2,767)	(5,914)	(5,744)
Loan and lease losses	(109,905)	(152,616)	(67,491)	(18,052)	(17,515)
Payments	(83,886)	(136,774)	(106,889)	(67,431)	(69,714)
Sales	(60,957)	(44,485)	(30,639)	(13,766)	(10,899)

Non-Performing Assets, End of Period	$87,386	$136,723	$227,493	$105,397	$98,241